EXHIBIT 10.3
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Prepared By & Return To:
Timothy S. Shaw, Esq. (bh)
KIRK PINKERTON
720 S. Orange Avenue
Sarasota, Florida  34236


        MORTGAGE MODIFICATION AND FUTURE ADVANCE AGREEMENT
        --------------------------------------------------

     THIS AGREEMENT, executed this 26th day of November, 1997, by and between NATIONSBANK, N.A., a National Banking Association, as successor in interest to NATIONSBANK, N.A. (SOUTH) and NATIONSBANK OF FLORIDA, N.A., herein called "MORTGAGEE", and ELCOTEL, INC., a Delaware corporation, herein called "MORTGAGOR".

                       W I T N E S S E T H:

     WHEREAS, Mortgagor being indebted to Carl G. Santangelo, as Trustee of THE ELCOTEL MORTGAGE TRUST, under Declaration of Trust dated September 27, 1993 (herein called "ASSIGNOR") executed and delivered to the Mortgagee a certain note dated September 28, 1993, as evidence of said debt, and also executed and delivered a Mortgage as security therefor of like date, said Mortgage being recorded in Official Records Book 1416, Page 5745, Public Records of Manatee County, Florida (the "Mortgage") which Mortgage secures that certain promissory note dated September 28, 1993, in the original principal amount of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) (the "Note"), and encumbers the property (the "Property") more particularly described as follows:

          Lots 9 and 10, Phase II, PARKLAND CENTER, according to the plat thereof recorded in Plat Book 22, Pages 77 through 79, Public
          Records of Manatee County, Florida.

          and

     WHEREAS, Assignor has assigned the Note and Mortgage to Mortgagee by Assignment of Mortgage dated May 20, 1994, recorded in Official Records Book 1435, Page 4451, of the Public Records of Manatee County, Florida; and

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     WHEREAS, the Mortgage was modified by Mortgage Modification
Agreement dated May 23, 1994, and recorded in Official Records Book 1435, Page 4456, and by Mortgage Modification Agreement dated August 31, 1995, and recorded in Official Records Book 1468, Page 2483, of the Public Records of Manatee County, Florida; and

     WHEREAS, Mortgagor has requested Mortgagee to modify the terms of the Note and Mortgage and Mortgagee has agreed to modify the Note and Mortgage in accordance herewith.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) paid by each party to the other, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants hereinafter set forth, the parties jointly and severally hereby agree as follows:

     1. The Mortgage evidences and secures an unpaid principal indebtedness of THREE HUNDRED FIFTEEN THOUSAND ONE HUNDRED
SEVENTY THREE AND 80/100 DOLLARS ($315,173.80) on the date of execution of this Agreement. Mortgagor acknowledges and certifies that Mortgagor has no claim, demand or setoff whatsoever against Mortgagee and that Mortgagor is justly indebted to Mortgagee for the sums set forth above.

     2. The maturity date of the Mortgage and the indebtedness secured thereby is extended to November 26, 2002, as evidenced by that certain Renewal Note dated of even date herewith in the amount of THREE HUNDRED FIFTEEN THOUSAND ONE HUNDRED SEVENTY THREE AND 80/100 DOLLARS ($315,173.80) (the "Renewal Note"), which Renewal Note is secured by the Mortgage. The required documentary stamps on the obligation evidenced by the Renewal Note have been affixed to the Mortgage securing the original indebtedness renewed hereby, recorded in Official Records Book 1416, Page 5745, Public Records of Manatee County, Florida.

     3. Mortgagor hereby acknowledges execution and delivery to Mortgagee of a ONE MILLION SIX HUNDRED FOUR THOUSAND EIGHT HUNDRED TWENTY SIX AND 20/100 DOLLAR ($1,604,826.20) Note (the "Future Advance Note") the maturity date of which is November 26, 2002, which is an obligation in addition to the indebtedness set forth in paragraph 1, and is a future advance pursuant to and secured by the Mortgage.

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     4.   The Renewal Note and the Future Advance Note are
consolidated by the terms of that certain Consolidation Note dated November 26, 1997, in the amount of ONE MILLION NINE HUNDRED TWENTY THOUSAND AND NO/100 DOLLARS ($1,920,000.00) (the "Consolidation Note") executed by Mortgagor and delivered to Mortgagee, the maturity date of which is November 26, 2002, which Consolidation and Renewal Note is secured by the Mortgage.

     5. Mortgagor agrees that a default by Mortgagor on any note, mortgage or other evidence of indebtedness held by Mortgagee, shall at the option of Mortgagee also constitute a default on any other note, mortgage or other evidence of indebtedness held by Mortgagee.

     6. It is the intent of the parties that this instrument shall not constitute a novation and shall in no way adversely affect the lien priority of the Mortgage or any other loan documents delivered by Mortgagor to Mortgagee (collectively, the "Loan Documents"). In the event that this Agreement, or any part hereof, shall be construed by a court of competent jurisdiction as operating to affect the lien priority of the Loan Documents over the claims which would otherwise be subordinate thereto, then to the extent that third persons acquiring an interest in such property between the time of execution of the Loan Documents and the execution hereof, are prejudiced thereby, this Agreement or such portion hereof as shall be so construed, shall be void and of no force and effect and this Agreement shall constitute, as to that portion, a subordinate lien on the collateral, incorporating by reference the terms of the Loan Documents, and which Loan Documents then shall be enforced pursuant to the terms therein contained, independent of this Agreement; provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all terms and conditions hereof until all indebtedness owing from the Mortgagor to the Mortgagee shall have been paid in full.

     7. In consideration of the Mortgagee renewing the indebtedness set forth above, making the future advance, and consolidating the indebtedness evidenced by the Consolidation Note, Mortgagor hereby waives any and all claims, causes of action and/or defenses against Mortgagee arising prior to the execution of this Agreement and agrees to hold Mortgagee, its employees, officers and agents harmless from all matters, claims and liabilities existing or arising prior to the date hereof. Mortgagor acknowledges, represents and warrants to Mortgagee that Mortgagor has no offset or defenses to this Agreement, the indebtedness evidenced by the Consolidation Note or the Loan Documents.

     8. State of Florida documentary stamps in the amount required by law for the Renewal Note were affixed to the Mortgage and were cancelled pursuant to law. Documentary stamps for the Future Advance Note have been paid upon the recording of this Mortgage Modification and Future Advance Agreement. The Renewal Note qualifies for an exemption from payment of documentary stamps under regulations adopted pursuant to Chapter 201, Florida Statutes, and therefore, no additional documentary stamps are now due or payable; however, in the event that the Department of Revenue, its agents or employees, notifies either Mortgagor or Mortgagee that the transaction which is the subject of this

                                3

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Mortgage Modification and Future Advance Agreement is subject to payment of documentary stamp tax, intangible tax, or any other such tax, then, in such event, Mortgagor agrees to immediately remit to the Department of Revenue or to the Mortgagee the full amount of such tax deemed to be due and payable as requested by the Department of Revenue. Mortgagor may contest any liability for such tax payment; however, any such contest shall be taken solely at the election, cost, and expense of Mortgagor. The liability of Mortgagor under this provision shall survive the satisfaction of the obligations referenced hereunder. Any failure of Mortgagor to comply with the terms and provisions of this section shall constitute a default under the Renewal Note, Mortgage, and all other loan documents executed in connection therewith.

     9. All references in the Mortgage to the "Note" shall be deemed to include the Renewal Note, Future Advance Note, and the Consolidation Note. All terms, covenants, and conditions of said Mortgage remain unchanged except as specified above. This Agreement shall not waive any right or remedy afforded Mortgagee under said Mortgage. This Agreement shall be binding on the parties, their heirs, personal representatives, successors and assigns.

     10. Restated Loan Agreement. In connection with this Agreement, Mortgagor and Mortgagee have entered into that certain Restated Loan Agreement dated November 26, 1997 (the "Restated Loan Agreement"). Mortgagor agrees that a default by Mortgagor under the Restated Loan Agreement shall be a default hereunder.

     11. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THE MORTGAGE OR THIS MODIFICATION AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW). THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS MODIFICATION AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS MODIFICATION AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          A.   SPECIAL RULES.  THE ARBITRATION SHALL BE CONDUCTED
IN BRADENTON, FLORIDA, AND ADMINISTERED BY ENDISPUTE, INC., D/B/A
J.A.M.S/ENDISPUTE WHO WILL APPOINT AN ARBITRATOR; IF

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J.A.M.S./ENDISPUTE IS UNABLE OR LEGALLY PRECLUDED FROM
ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION
ASSOCIATION WILL SERVE.  ALL ARBITRATION HEARINGS WILL BE
COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER,
THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED
TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN
ADDITIONAL 60 DAYS.

          B. RESERVATION OF RIGHTS. NOTHING IN THE MORTGAGE OR THIS MODIFICATION AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS MODIFICATION AGREEMENT; OR (II) BE A WAIVER BY THE MORTGAGEE OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE MORTGAGEE HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE MORTGAGEE MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THE MORTGAGE OR THIS MODIFICATION AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OF CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective as of the day and year first above written.

Signed, sealed and delivered    NATIONSBANK, N.A., a National
in the presence of:             Banking Association, as
                                successor in interest to
                                NATIONSBANK, N.A. (SOUTH) and
                                NATIONSBANK OF FLORIDA, N.A.




/s/ Rebecca S. Harshman         By:/s/ Nathan Coon
-----------------------            ---------------------------
*Rebecca S. Harshman               Nathan Coon, Vice President
*(Print Name of Witness)
                                Address:  1605 Main Street
                                          Sarasota, FL  34236
/s/ Timothy S. Shaw
-----------------------
*Timothy S. Shaw                            (CORPORATE SEAL)
*(Print Name of Witness)

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                                MORTGAGEE




                                ELCOTEL, INC., a Delaware
                                corporation



/s/ James L. Essenson           By:/s/ Ronald M. Tobin
----------------------             ------------------------
*James L. Essenson                 Ronald M. Tobin, as
*(Print Name of Witness)           Vice-President and Chief
                                   Financial Officer

                                Address: 6428 Parkland Drive
                                         Sarasota, FL  34243
/s/ Rebecca S. Harshman
-----------------------
*Rebecca S. Harshman                        (CORPORATE SEAL)
*(Print Name of Witness)
                                                MORTGAGOR

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

STATE OF FLORIDA
COUNTY OF SARASOTA

     The foregoing instrument was acknowledged before me this
26th day of November, 1997, by NATHAN COON, as Vice President of
NATIONSBANK, N.A., a National Banking Association, as successor in interest to NATIONSBANK, N.A. (SOUTH) and NATIONSBANK OF
FLORIDA, N.A., on behalf of said corporation.  He is personally known to
                                                     ----------------
me and produced as identification and did not take an oath.




                                /s/ Rebecca S. Harshman
                                -----------------------
                                *Rebecca S. Harshman
     (NOTARIAL SEAL)            *(Print Name of Notary Public)
                                Notary Public - State of Florida
                                My commission expires May 27,1999
                                Commission Number CC564756





STATE OF FLORIDA
COUNTY OF SARASOTA

     The foregoing instrument was acknowledged before me this
26th day of November, 1997, by Ronald M. Tobin, as Vice-President and
Chief Financial Officer of ELCOTEL, INC., a Delaware corporation, on behalf of said corporation. He is personally known to me and produced as
                            ----------------
identification and did not take an oath.




                                /s/ Rebecca S. Harshman
                                -----------------------
                                *Rebecca S. Harshman
     (NOTARIAL SEAL)            *(Print Name of Notary Public)
                                Notary Public - State of Florida
                                My commission expires May 27,1999
                                Commission Number CC564756



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